PLAN TRANSFERS	12 Months Ended
Dec. 31, 2025
EBP 334
EBP, Description of Plan [Line Items]
PLAN TRANSFERS	PLAN TRANSFERSCertain Plan participants also had accounts in another defined contribution plan sponsored by the Company or a company within the same control group. In addition, if a change in a participant’s employment classification occurs during a plan year (for example, transfer from union to non-union classification), the assets related to such participant would be transferred upon participant request to the applicable plan within the control group for such participant’s new employment status. Such transfer will be made within a reasonable period of time following the participant's request. Timing of those transfers may from time-to-time result in plan payables or receivables in the respective plans.